SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



Date of Report (Date earliest event reported):  January 30, 1998



                             NL INDUSTRIES, INC.
            (Exact name of Registrant as specified in its charter)


New Jersey                            1-640                     13-5267260
(State or other                      (Commission                (IRS Employer
jurisdiction of                      File Number)               Identification
incorporation)                                                  No.)


16825 Northchase Drive, Suite 1200, Houston, Texas                    77060-2544
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (281) 423-3300


                                 Not applicable
            (Former name or address, if changed since last report)




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Item 2.     Acquisition or Disposition of Assets

            On January 30, 1998 the Company completed the disposition of substantially all of the net assets of its Rheox specialty chemical operations to Elementis plc, a U.K.-based corporation, for $465 million cash consideration, including $20 million attributed to a five-year covenant not to compete. The Company used a portion of the net proceeds to repay and terminate Rheox's U.S. bank credit facilities.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (b)  Pro forma financial information

                 Pro forma condensed  consolidated  financial  statements of the
                 Registrant, which present the pro forma effects of the transactions described in Item 2 above, assuming such transactions had occurred as of the dates set forth in the accompanying notes, are included herein as Exhibit 99.1.

            (c)  Exhibit

                 Item No.            Exhibit Index

                 99.1      Pro forma financial information of the Registrant.

                                  * * * * *

                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               NL INDUSTRIES, INC.
                               (Registrant)


                               /s/ Dennis G. Newkirk
                               Dennis G. Newkirk
                               Vice President & Controller

Dated:  February 13, 1998